UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-7410	25-1233834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(412) 234-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Mr. John L. Klinck, Jr., Vice Chairman of Mellon Financial Corporation (the “Corporation”) and the Corporation have entered into a Confidentiality and Non-Solicitation Agreement, a copy of which is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01. Mr. Klinck and the Corporation also entered into a Change in Control Severance Agreement (for Members of the Executive Management Group) in the form filed with the Corporation’s 2000 Form 10-K as Exhibit 10.19, in substitution for the Change in Control Severance Agreement (for Members of the Senior Management Committee) that Mr. Klinck and the Corporation had previously entered into (the form of which was filed with the Corporation’s 2000 Form 10-K as Exhibit 10.20).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Confidentiality and Non-Solicitation Agreement made as of October 15, 2004 by and between Mellon Financial Corporation and John L. Klinck, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 2004	MELLON FINANCIAL CORPORATION

	By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Confidentiality and Non-Solicitation Agreement made as of October 15, 2004	Filed herewith